UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2025

LIVEONE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38249	98-0657263
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

269 South Beverly Drive, Suite 1450

Beverly Hills, CA 90212

(Address of principal executive offices) (Zip Code)

(310) 601-2505

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	LVO	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 22, 2025, LiveOne, Inc. (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) to its Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware to effect on the corporate level a one-for-ten reverse stock split (the “Reverse Stock Split”) of the Company’s outstanding shares of common stock, $0.001 par value per share (the “common stock”). A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto and incorporated by reference.

The Company has received approval from The Nasdaq Stock Market, LLC to effect the Reverse Stock Split in the market and for the shares to begin trading on a split-adjusted basis on the Nasdaq Capital Market. The Company expects to effect the Reverse Stock Split in the market on September 26, 2025 and expects the Company’s common stock to begin trading on the Nasdaq Capital Market on a split-adjusted basis at the market open on such date. The trading symbol for the Company’s common stock will remain “LVO”.

As a result of the Reverse Stock Split, when effected in the market, every ten shares of the pre-split issued and outstanding shares of the Company’s common stock will automatically convert into one post-split share of the Company’s common stock. Stockholders who otherwise would be entitled to receive fractional shares of common stock shall be entitled to receive cash (without interest) from the Company’s transfer agent (VStock Transfer, LLC) in lieu of such fractional shares in an amount equal to the proceeds attributable to the sale of such fractional shares following the aggregation and sale by the Company’s transfer agent of all fractional shares otherwise issuable. Following the Reverse Stock Split the new CUSIP number for the Company’s common stock will be 53814X300.

The Reverse Stock Split when effected in the market, will not reduce the number of authorized shares of the Company’s common stock and will not change the par value of the common stock. The Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s ownership percentage of the Company’s shares of common stock (except to the extent that the Reverse Stock Split would result in some of the stockholders’ fractional shares being paid out in cash).

As a result of the Reverse Stock Split, when effected in the market, proportionate adjustments will be made to the number of shares of the Company’s common stock underlying the Company’s outstanding equity awards, warrants and convertible securities and the number of shares issuable under the Company’s equity incentive plan and other existing agreements, together with the exercise price or conversion price, as applicable or as required by the terms of each security.

As a result of the Reverse Stock Split, when effected in the market, the Company’s stockholders who hold their shares (i) in electronic form at brokerage firms will not need to take any action, as the effect of the Reverse Stock Split will automatically be reflected in their brokerage accounts, (ii) electronically in book-entry form with the transfer agent, VStock Transfer, LLC, will not need to take action to receive shares of post-Reverse Stock Split common stock, and (iii) with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees. The Company’s stockholders who are holding their shares in certificated form will be mailed a letter of transmittal to exchange their existing stock certificates for new stock certificates in connection with the Reverse Stock Split.

The Company’s stockholders approved the Reverse Stock Split at the Company’s 2025 Annual Meeting of Shareholders held on September 8, 2025, at a ratio between one-for-three through one-for-ten, with such ratio to be determined in the discretion of the Company’s Board of Directors (the “Board”) and with such reverse stock split to be effected at such time and date as determined by the Board in its sole discretion. The Board subsequently selected the one-for-ten Reverse Stock Split ratio.

The foregoing descriptions of the Certificate of Amendment and the Reverse Stock Split set forth above do not purport to be complete and are qualified in their entirety by the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Statements contained herein relating to the Company or its management’s intentions, hopes, beliefs, expectations or predictions of the future, including, but not limited to, statements relating to the Company’s ability to regain compliance with the Nasdaq continued listing standards constitute forward looking statements. Such forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, risks related to the Company’s ability to regain compliance with the Nasdaq continued listing standards. Additional risks and uncertainties faced by the Company are contained from time to time in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended March 31, 2025, filed with the SEC on July 15, 2025, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, filed with the SEC on August 14, 2025, and in the Company’s other filings and submissions with the SEC. The Company disclaims any intention or obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
3.1*	Certificate of Amendment to the Certificate of Incorporation, dated as of September 22, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEONE, INC.

Dated: September 23, 2025	By:	/s/ Ryan Carhart
	Name:	Ryan Carhart
	Title:	Chief Financial Officer

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